BLACKROCK FUNDS V

BlackRock Inflation Protected Bond Portfolio

(the “Fund”)

Supplement dated March 10, 2023

to the Statement of Additional Information (“SAI”) of the Fund,

dated April 29, 2022, as supplemented to date

Effective immediately, the following change is made to the Fund’s SAI:

The chart listing investments and investment strategies in the section of the SAI entitled “I. Investment Objective and Policies” is deleted in relevant part and replaced with the following:

Interfund Lending Program	X
Borrowing, to the extent permitted by the Fund’s investment policies and restrictions	X
Lending, to the extent permitted by the Fund’s investment policies and restrictions	X

Shareholders should retain this Supplement for future reference.

SAI-IPB-0323SUP